FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2014

UNITED STATES CELLULAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders.

See disclosure under Item 8.01 — Other Events, which is incorporated herein to the extent applicable.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See disclosure under Item 8.01 — Other Events, which is incorporated herein to the extent applicable.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At a special meeting of shareholders of United States Cellular Corporation (“U.S. Cellular”) held on November 10, 2014, the following number of votes were cast by shareholders with respect to the following proposals.

1.  Declassification Amendment

This proposal received the following votes and was approved:

	For	Against	Abstain	Non- votes	Total Represented	Not Represented	Total Outstanding

Series A Common Shares	330,058,770	—	—	—	330,058,770	—	330,058,770
Common Shares	47,761,533	1,465,816	12,037	—	49,239,386	1,916,724	51,156,110
Total Voting Power	377,820,303	1,465,816	12,037	—	379,298,156	1,916,724	381,214,880

Class Vote Series A Common Shares	330,058,770	—	—	—	330,058,770	—	330,058,770
Class Vote Common Shares	47,761,533	1,465,816	12,037	—	49,239,386	1,916,724	51,156,110

2. Section 203 Amendment

This proposal received the following votes and was approved:

	For	Against	Abstain	Non- votes	Total Represented	Not Represented	Total Outstanding

Series A Common Shares	330,058,770	—	—	—	330,058,770	—	330,058,770
Common Shares	47,730,212	1,486,606	22,568	—	49,239,386	1,916,724	51,156,110
Total Voting Power	377,788,982	1,486,606	22,568	—	379,298,156	1,916,724	381,214,880

Class Vote Series A Common Shares	330,058,770	—	—	—	330,058,770	—	330,058,770
Class Vote Common Shares	47,730,212	1,486,606	22,568	—	49,239,386	1,916,724	51,156,110

3.  Ancillary Amendment

This proposal received the following votes and was approved:

	For	Against	Abstain	Non- votes	Total Represented	Not Represented	Total Outstanding

Series A Common Shares	330,058,770	—	—	—	330,058,770	—	330,058,770
Common Shares	49,125,427	91,675	22,284	—	49,239,386	1,916,724	51,156,110
Total Voting Power	379,184,197	91,675	22,284	—	379,298,156	1,916,724	381,214,880

Class Vote Series A Common Shares	330,058,770	—	—	—	330,058,770	—	330,058,770
Class Vote Common Shares	49,125,427	91,675	22,284	—	49,239,386	1,916,724	51,156,110

Item 8.01.  Other Events

This Current Report on Form 8-K of U.S. Cellular is being filed in connection with certain amendments (the “Charter Amendments”) effected by U.S. Cellular’s Restated Certificate of Incorporation filed on November 10, 2014.  The Charter Amendments were described in U.S. Cellular’s definitive proxy statement dated October 15, 2014 as filed with the Securities and Exchange Commission (“SEC”) on Schedule 14A on such date.

Shareholders of U.S. Cellular approved the Charter Amendments at a special meeting of shareholders held on November 10, 2014.  As a result, U.S. Cellular filed a Restated Certificate of Incorporation which included the Charter Amendments with the Delaware Secretary of State on November 10, 2014.

Among other things, the Charter Amendments (1) declassified the U.S. Cellular Board of Directors so that each director will be elected annually rather than once every three years (the “Declassification Amendment”), effective beginning with the 2015 Annual Meeting of Shareholders,(2) will result in U.S. Cellular opting out of Section 203 (the “Section 203 Amendment”) of the Delaware General Corporation Law effective May 17, 2016 (which is the anticipated date of U.S. Cellular annual meeting of shareholder in 2016), and (3) corrected, updated and cleaned-up U.S. Cellular’s prior restated certificate of incorporation (the “Ancillary Amendment”), which Ancillary Amendment was effective upon filing on November 10, 2014.

A description of the provisions adopted or changed and a comparison to the provisions of U.S. Cellular’s prior restated certificate of incorporation, and the effect of the modifications thereto, are hereby incorporated by reference from U.S. Cellular’s definitive proxy statement dated October 15, 2014 as filed with the SEC on Schedule 14A on such date.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation

(Registrant)

Date:	November 10, 2014

By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President - Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description

3.1	Restated Certificate of Incorporation dated November 10, 2014.

4.1	Restated Certificate of Incorporation dated November 10, 2014, is hereby incorporated by reference from Exhibit 3.1 hereof.

99.1	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement